Exhibit 99.1

REGULATORY SOLUTIONS LLC

DUE DILIGENCE NARRATIVE REPORT

CASCADE FINANCIAL SERVICES

September 30, 2024

Regulatory Solutions LLC (“RegSol”) performed certain third-party due diligence reviews of loans secured by manufactured homes and manufactured land home loans classified as real property originated by Cascade Financial Service (“Cascade”) in 28 states. RegSol reviewed a total of 270 loans with a principal balance of $43,060,723.00 and the review included loans originated from July 2017 through August 2024. The reviews were performed within one month after the date the loans were originated. Of the 270 loans reviewed, 181 loans are secured by manufactured homes and 89 loans are manufactured land home loans classified as real property.

From July 2017 to October 2017, RegSol reviewed 100% of the manufactured home loans originated by Cascade. From November 2017 to February 2018, RegSol reviewed 50% of the manufactured home loans originated by Cascade. From February 2018 to August 2020, RegSol selected the loans from a monthly closed loan report provided by Cascade using a 25% random sample process to select the manufactured home loans reviewed. Thereafter, manufactured home loan selections were performed by Cascade’s warehouse lender and a list of pre-selected loans to be reviewed were sent to RegSol on a monthly basis.

Beginning in November 2021, RegSol began performing at Cascade’s request both prefunding and post closing reviews of 100% of all Federal Home Loan Mortgage Corporation (“Freddie Mac” or “Agency”) manufactured land home loans classified as real property. In May 2021 RegSol began reviewing all Cascade portfolio manufactured land home loans and government (Federal Housing Administration (“FHA”) and Department of Veteran Affairs (“VA”)) manufactured land home loans selected by Cascade. A list of pre-selected Cascade portfolio manufactured land home loans to be reviewed were sent to RegSol on a monthly basis. In April 2022, RegSol at Cascade’s request began selecting 15% of all FHA and VA manufactured land home loans classified as real property from Cascade’s previous month’s closed loan report for review. During any period RegSol selected loans, the randomly selected loans were adjusted to ensure at least one loan from each state of origination was selected for each month during the review period. Listed below are the number of loans closed by state and the number of the loan files reviewed by RegSol by state during the review period.

State	Number of Manufactured Home Loans Reviewed	Number of Manufactured Land Home Loans Reviewed
Alabama	8	5
Arkansas	9	5
Arizona	4	2
California	2	1
Florida	7	8
Georgia	8	5
Illinois	3	1
Indiana	3	2

State	Number of Manufactured Home Loans Reviewed	Number of Manufactured Land Home Loans Reviewed
Kansas	5	0
Kentucky	5	2
Louisiana	9	6
Maine	0	1
Maryland	1	0
Michigan	8	0
Missouri	5	4
Mississippi	9	1
Montana	3	0
North Carolina	9	3
New Mexico	6	3
Ohio	7	3
Oklahoma	8	6
Oregon	1	0
Pennsylvania	2	1
South Carolina	9	7
South Dakota	0	0
Tennessee	8	7
Texas	28	8
Virginia	6	5
Washington	1	0
West Virginia	7	3

Totals	181	89

RegSol was provided with scanned copies of the loan files for review during the period from June 2017 until April 2018. From May 2018 forward all loan files were accessed by RegSol through Cascade’s loan origination system via read only access. RegSol assumed Cascade provided the entire loan file for review, and that the documents provided were accurate and complete.

Scope of the Reviews: The reviews included credit, valuation/appraisal, data integrity, and compliance and were performed in accordance with rating agency loan level review standards in place at the date of the review. The manufactured home loans and portfolio manufactured land home loans classified as real property were reviewed to ensure proper origination and closing of the loans in accordance with stated guidelines and requirements as directed by Cascade or in accordance with stated policies, procedures and borrower eligibility requirements set forth in Cascade’s published Community Lending and Chattel Lending guidelines as of the date of the review. In the case of manufactured land home loans, the reviews were performed to ensure compliance with applicable Agency or government guidelines and requirements in effect as of the date RegSol performed the reviews.

Underwriting and Cascade’s Guidelines: Each loan file selected was reviewed to ensure compliance with Cascade’s stated underwriting and eligibility requirements and guidelines or as set forth in Cascade’s published Community Lending and Chattel Lending guidelines which were provided to RegSol, prior to the reviews being performed. In the case of manufactured land home loans classified as real property, each loan file selected was reviewed to ensure compliance with applicable Cascade, Agency, or government guidelines in effect as of the date RegSol performed the reviews. A review and evaluation of underwriting decisions and approval conditions based on applicable eligibility requirements was performed which included verification of income calculations and supporting documentation utilized by Cascade in underwriting the loans, evaluation of the borrowers’ credit history, liabilities, and assets. Underwriting decisions were reviewed to ensure conformity with applicable underwriting guidelines and to ensure that any exceptions in the file were documented. The reviews included:

•	Review of credit reports and verification that credit scores met the stated requirements.

•	Recalculation of DTI, down payment amount/percentage, LTV, CLTV ratios and other liabilities to ensure stated eligibility requirements were met.

•	Review of the loan file to ensure it contained all documentation that supported the data submitted to any Automated Underwriting System, if applicable.

Income: RegSol verified income requirements were met on the loans reviewed as set forth in applicable guidelines and requirements. RegSol’s review included:

•	Recalculation of monthly debt/income ratios to ensure the debt-to-income ratios did not exceed Cascade’s stated guidelines or Qualified Mortgage requirements.

•

Verification that general income requirements were met by verifying the accuracy of the amount of income and if the income was considered effective income, if required under Cascade’s stated guidelines or Qualified Mortgage requirements.

•	Recalculation of effective income and verification of supporting documentation.

•	Determination that income appeared to be reasonable with type of employment, applicant age, and education.

•	Review and evaluation of underwriting decisions and approval conditions based on Cascade’s stated guidelines or applicable Agency or government guidelines and requirements.

Credit Report: A new credit report in the same form as the original credit report used to approve the loan was ordered for each borrower at the time of RegSol’s review which was used to compare and reconcile the liability information obtained on the new credit report against the credit report or information used in underwriting the loan by Cascade. The credit report and file documentation review included:

•	Determination that the credit reports in the loan file were complete and met the time requirements under applicable guidelines and requirements.

•	Determination that a credit report was obtained on all borrowers who will be responsible for repayment of the loan.

•	Verification that the credit reports included both credit and public record information for each locality in which the borrowers have resided during the most recent two-year period.

•	Determination that on the date of the application, the borrower’s previous 12 month housing obligation history met applicable guidelines and requirements.

•	Review of bankruptcies, foreclosures, repossessed homes to determine re-establishment of credit in accordance with applicable guidelines and requirements.

•	Determination if more than one credit report was ordered and whether all credit reports were submitted to the underwriter for review.

•	Determination if any outstanding collection accounts and judgments on the credit report were explained and met applicable guidelines and requirements.

•	Review of all general debts and liabilities to ensure they were included in qualifying ratios as required by applicable guidelines and requirements.

•	Review of any fraud alerts against loan file documentation.

Application: The information on the applications was compared against the credit reports, and other loan file documents to determine whether all required information was provided and utilized in underwriting the loan. The loan application was reviewed to:

•	Ensure the initial and final applications were complete, and signed by the borrowers.

•	Determine whether or not there were any discrepancies between different documents within the loan file and the information disclosed on the applications.

•	Ensure the loan application included sufficient information for the underwriter to reach an informed decision about whether to approve the loan.

•	Ensure the maximum allowable LTV/CLTV ratios and representative credit score requirements were not exceeded depending on the applicable eligibility requirements.

Ability to Repay (ATR)/Qualified Mortgage (QM) Rule: If the loan files contained sufficient documentation at the time of RegSol’s review, each loan was reviewed to ensure that Cascade made, verified, and documented a reasonable and good faith determination that the borrowers had the ability to repay the loan in accordance with its terms at the date of closing and that the following eight factors were considered by the Cascade in order to ensure compliance with the ability to repay/QM rule: consumer credit history; monthly debt-to-income (DTI) ratio or residual income; current debts; monthly mortgage-related obligations; monthly payment on any secondary financing secured by the subject property; monthly payment of the proposed credit application financing; current employment status; and current effective income or assets; all of which were validated during RegSol’s review process. Cascade has elected for its portfolio manufactured land home loans to meet the thresholds under the Priced-Based General Qualified Mortgage definition in effect prior to October 1, 2022. Manufactured land home loans that meet Agency and government guidelines were reviewed to ensure they met the revised 2021 Points and Fees General Qualified Mortgage guidelines and requirements as set forth in the Dodd-Frank Wall Street Reform and Consumer Protection Act amendments to the Truth in Lending Act based on the supporting documentation in the loan files, and to ensure the APR did not exceed the applicable QM APOR threshold, and that Cascade considered and verified income, assets, and debts as required by the QM standards. Any portfolio manufactured land home loan that does not meet the Ability to Repay/Qualified Mortgage rules, is considered acceptable under Cascade’s guidelines provided the loan meets Cascade’s appraisal or valuation requirements.

Verifications of Employment, Income, Assets, and Deposits: Reverifications, as required by applicable guidelines, of employment, income, and source of funds, assets, checking, savings, and retirement accounts, mortgage and rental history, gifts (cash or equity) used in the original underwriting process were performed for accuracy, completeness, signatures, dates, and evidence that the documents were not handled by an interested party. Any discrepancies were reviewed and investigated by RegSol and verified that all conflicting information or discrepancies in the original documentation was resolved by Cascade before the file was submitted to the underwriter or were resolved prior to closing. At Cascade’s request, tax transcripts were not ordered on manufactured land home loans.

Social Security Numbers: Social security numbers and tax identification numbers were validated by RegSol.

Residency: Borrower requirements for citizenship and permanent resident status and borrower identification requirements were reviewed for compliance with applicable guidelines.

Cash to Close/Assets: RegSol verified and recalculated the cash to close and source of funds to ensure the minimum required down payment above funds paid in excess of earnest money met applicable guidelines and requirements. Assets documents were reviewed to determine any large deposits and sourcing of funds.

Maximum Terms: The maximum loan amounts, loan terms and amounts eligible for financing were reviewed to ensure the maximums allowable under applicable guidelines were not exceeded. RegSol reviewed the Cascade’s worksheets, if available, in the loan files for accuracy and compliance with applicable guidelines and requirements.

Minimum Standards: The minimum sales price, loan amounts and property standards were reviewed to ensure stated guidelines were met. Each manufactured home loan was reviewed to ensure that that it met applicable minimum property standards for insurance, ownership, lot rental, utility and public road access as set forth in the applicable guidelines. Each manufactured land home loan was reviewed to ensure that minimum property standards for surveys, foundation requirements, delivery photos and utilities were met as required by applicable guidelines and requirements.

Occupancy Review All loans were reviewed to ensure that at least one named borrower will occupy the property as a primary residence as stated in the application or as approved by underwriting.

Hazard Insurance: Hazard and property insurance policies were reviewed for effective dates, names of borrowers, correct property address, loan number, and to determine whether the policy was the original, provided the policies were in the loan file at the time of the review. The insured amount was reviewed to endure it was equal to the lesser of either: (1) 100% of the insurable value of improvements, as established by the property insurer, or (2) the unpaid principal balance of the loan amount provided it at least equaled the minimum amount required by applicable guidelines. The hazard and insurance policies were reviewed to ensure the mortgagee clause listed the lender’s name and “its successors and assigns.” RegSol verified proof of initial premium payment receipt was in each loan file. All loan files were reviewed in accordance with Cascade’s established policy of accepting variances in insurance premium amounts after the promissory note is signed on manufactured home loans.

Flood Insurance: Each loan file was reviewed to ensure that a standard flood hazard determination form was in the file, a determination was made if the loan was in a special flood hazard area (“SFHA”); and if the loan was in a SFHA, that Cascade provided correct and timely notices to borrowers and required flood insurance was in place at the time of origination of the loans. RegSol confirmed that any required flood insurance contained the correct borrowers’ names, property address, lender, loan number and life of loan.

Title Insurance: If applicable, the file was reviewed to: (1) verify the mortgage is covered under a standard real property title insurance policy with applicable endorsements to ensure the manufactured home is part of the real property that secures the loan; (2) the amounts, legal description, names, and property address were correct; (3) verify road maintenance and ingress/egress; assessments, covenants, encroachments and easements or other title exceptions affecting the lien status were addressed; and (4) to confirm the chain of title and vesting.

Data Integrity: All loan files were reviewed to ensure: (1) the information on the manufacturer’s invoice was correct; (2) signatures were consistent on all loan documents; (3) the information on the final application was consistent with other documentation in the loan file; (4) the borrower’s social security and tax identification numbers were validated; (5) all required legal and other documentation was present in the loan file was accurate and complete; (6) all red flag messages were addressed, documented, and acknowledged during the underwriting process; and (7) the information on the note was accurate and complete including signatures, loan terms and interest rates, late charges, and description of collateral.

Valuations/Appraisals: Cascade does not require an appraisal on manufactured home loans. Only new single section or new multi-section manufactured homes are considered eligible collateral under applicable guidelines. For purposes of its valuation review, RegSol determined if a new home price report was obtained from NADA, Data Comp Services, or an equivalent valuation provider, in accordance with applicable guidelines. Cascade only requires a home price report on loans that are not considered Qualified Mortgages as set forth in the Dodd-Frank Wall Street Reform and Consumer Protection Act amendments to the Truth in Lending Act. In these instances, the home price report was reviewed to ensure Cascade’s property eligibility requirements were met.

On manufactured housing land home loans originated with Uniform Standards of Professional Appraisal Practice (“USPAP”) appraisals, RegSol ensured the appraisal, or if applicable, other property valuation met applicable requirements, was complete, and the original appraised value was reasonably supported. RegSol uses automated valuation models (“AVMs”) in its appraisal review process on Freddie Mac loans. When available, AVMs serve as a collateral desk review reference tool by providing local market trending data for similar properties. RegSol’s review process includes desk reviews of each appraisal, field reviews, automated valuation models, multiple listing service data, public records data, online tools, and other methods in order to validate the information.

Desk reviews of the appraisal were performed by RegSol on manufactured land home loans which required an appraisal to ensure: (1) the appraisal was materially complete and reasonable, (2) the property address was correct, (3) the appraisal met stated guidelines for the property type; (4) the appraisal accurately reflected the market value, condition and marketability of the subject property and that it was adequate collateral for the mortgage; (5) stated appraisal requirements were met and required photos of the Data Plate/Compliance Certificates were mounted to the manufactured home; (6) the appraisal was on the correct form; (7) the appraiser was licensed and did not appear on any exclusionary lists; (8) the property will be taxed as real property; (9) the anchoring system and foundation met applicable guidelines and requirements; (10) the location is zoned residential; (11) the appraisal date was reviewed against any FEMA Declared Disaster

Areas and if a property inspection was required, that it was completed to ensure no damage to the property; (12) all required attachments were included; (13) the comps used were reasonable; and (14) sufficient evidence of completed material conditions.

A field review appraisal was ordered and reviewed by RegSol on 10% of all FHA manufactured land home loans, any manufactured land home loans that did not meet Qualified Mortgage requirements, or if the desk review performed by RegSol was insufficient to determine the accuracy of the appraisal or the adequacy of the collateral, or there were any discrepancies on the original appraisal on the manufactured land home loans, if required by applicable guidelines.

RegSol does not make any representation or warranty as to the actual value of any property or collateral for the loans that have been reviewed by RegSol. RegSol staff performing desk reviews of appraisals are not licensed appraisers under federal or state laws and the desk reviews performed are not considered an appraisal review or opinion of value under federal or state law or for purposes of the USPAP.

Title and Perfecting Review: The loans were reviewed to ensure that all applicable state documentary title and perfecting requirements were met and that documentation establishing Cascade’s security interest was in the file. To ensure all state documentary titling and perfecting requirements were met, certain of the loan files were reviewed 90 to 120 days following the date the loan closed. Timeliness of the filings was not considered, if documentation of the filing was obtained and in the file at the time of RegSol’s review.

Compliance: A review of each loan was performed to determine substantial compliance with the following federal laws and regulations as generally understood by RegSol:

•	Truth-in-Lending Act (Regulation Z):

•	Verification of finance charges for accuracy and were within allowable tolerances.

•	Recalculation of APR for accuracy and to determine if within allowable tolerances.

•	High-Cost Testing

•	Ability to Repay Rule/Qualified Mortgages

•	Flood Disaster Act and Flood Insurance Regulations

•	Equal Credit Opportunity Act (Regulation B)

•	Fair Credit Reporting Act (Regulation V)

•	Home Ownership and Equity Protection Act (HOEPA)

•	Unfair or Deceptive Acts or Practices (Regulation AA)

•	Fair Housing Act

The compliance review included the following: (1) initial, final and any post closing disclosures were reviewed for completeness and accuracy by comparing to source documents, and for timing requirements; (2) accuracy of amount financed, total of payments, total interest percentage, and finance charges, TIP, and APRs were recalculated to ensure they were within the tolerances allowed; (3) any post closing closing disclosures provided applicable refunds; (4) notes were reviewed for compliance with federal and state late charge and prepayment penalty requirements; (5) borrower requirements for citizenship and permanent resident status and borrower identification requirements were reviewed for compliance with applicable guidelines; (6) loan documents were reviewed for compliance with the Nationwide Mortgage Licensing System requirements and the data was verified against the National Mortgage Licensing System Registry database; and (7) verification that the borrowers participated in required interviews or credit counseling , if required by applicable guidelines.

High Cost: Provided sufficient documentation was in the file at the time of review, RegSol verified the finance charges on each loan for accuracy and to determine if the charges were supported by documentation in the file, and disclosed on the note in the itemization of amount financed section for manufactured home loans and on the Closing Disclosure, in the case of manufactured land home loans. The disclosed fees on the note were also compared to the fees described on the sales contract in the case of the manufactured home loans. High cost thresholds for points and fees were reviewed for compliance.

In the event a final Closing Disclosure was not in the loan file at the time of RegSol’s review, the Qualified Mortgage points and fees test could not be performed as the amount financed and final fees charged in connection with the loan could not be determined. The HPML and HOEPA APR triggers and points and fees triggers as applicable for HOEPA could also not be determined if the Closing Disclosure was not in the loan files at the time of RegSol’s review to determine the APR and final fees charged. If the start rate to calculate the allowable discount fees was not located in the loan file, RegSol could not determine if the loan passed the Qualified Mortgage points and fees test.

Compliance Tools: Compliance tools, if any were located in the loan files were checked to: (1) ensure that the correct fees associated with the loan were input correctly by Cascade; (2) determine if there were any errors/warnings (“Alerts”) and to make sure all Alerts were resolved by Cascade; (3) ensure any variations in the compliance tool were reviewed against loan documentation; (4) confirm the ability to repay or Qualified Mortgage status of the loan; and (5) ensure licensing, OFAC and social security number checks did not reveal any inconsistencies or Alerts.

Closing Review: Provided closing documents were in the loan file at the time of review, RegSol verified that: (1) all closing conditions were met; (2) the manufactured home was classified as real property and was secured by a perfected lien on the real property in compliance with applicable guidelines; (3) the year manufactured, make, model, serial number/VIN number for the manufactured home were correct on the mortgage or deed of trust; (4) loan documents were accurate and complete; and (5) the mortgage or deed of trust contained evidence of recordation.

Fraud and Red Flags: All red flag indicators that appeared on any Automated Underwriting System findings and fraud alerts were reviewed to ensure they were addressed and documented during the underwriting process.

State Laws: RegSol’s review of the loans files to ensure the loans complied with applicable state laws, rules and regulations was limited to the extent that: (1) Cascade requested that certain state laws be reviewed; and (2) Cascade provided RegSol with legal opinions from outside law firms regarding the specific state’s laws, rules, and regulations to be reviewed.

RegSol did not make a determination as to whether the loans complied with any other federal, state, local laws, rules, or regulations except for those described above.

There can be no assurance that the reviews performed by RegSol uncovered all of the facts relating to the origination of any loan or that the loans are in compliance with all applicable federal, state, and local laws, rules, or regulations or that all factors were uncovered that could affect the future performance of the loans. As a result, RegSol’s determination of any loan’s substantial compliance with applicable federal, state, and local laws, rules, and regulations, is qualified by the facts provided to RegSol and upon RegSol’s receipt of accurate and complete data and documentation from Cascade and other third parties relied on by RegSol in its review. Review by RegSol of substantial compliance with the above does not constitute legal advice or a legal opinion on any loan. RegSol is not a law firm and staff of RegSol who are licensed attorneys are not practicing law in their work for RegSol.

Ratings: Each loan received an overall initial and final risk rating. In addition, all individual compliance, credit, title and perfecting, and valuation exceptions on each loan file received an initial risk rating which was assigned at the time of the initial review and a final risk rating, taking into account additional information, and supporting documentation that were provided by the Cascade to clear exceptions after the initial review was performed. A comprehensive loan level analysis which includes initial risk ratings, final risk ratings, and any additional information provided by Cascade which resulted in a change to the risk ratings are set forth on the loan level analysis report. The risk ratings used by RegSol comply with rating agency grading definitions published by Fitch.

Risk	Credit Review Grading
A

•  The loan meets the applicable guidelines and requirements for credit and valuation without exception or waiver.

•  The borrower had shown the ability and willingness to repay or the loans met Qualified Mortgage eligibility.

•  Occupancy status, employment, income and assets are reasonable and supported.

•  Valuation is supported by home valuations through NADA or Data Comp for all non-Qualified Mortgages and by the invoice and allowable site improvements for Qualified Mortgages.

•  The appraised value is supported within 10% of the original appraisal or there are other supporting documents in the loan file. The appraisal was performed on an “as-is” basis and the property is complete and habitable on the date of origination. The appraiser was licensed and used required appraisal forms.

B

•  The loan does not meet every applicable guideline for the program, however

•  Most of the loan characteristics are within the stated guidelines; and

•  There are documented exceptions to the stated guidelines.

•  The borrower has shown the ability and willingness to repay the loan or the loans met Qualified Mortgage eligibility.

•  Occupancy status, employment, income and assets are reasonable and supported.

•  Valuation cannot be supported within 10% of the home valuations obtained through NADA or Data Comp for all non-Qualified Mortgages or by the invoice and allowable site improvements for Qualified Mortgages.

Risk	Credit Review Grading

•  The appraised value is not supported within 10% of the original appraisal and there are no other supporting documents in the loan file for the valuation. The valuation method used substantially met the stated guidelines and reasonable factors were considered and documented. The appraisal was performed on an “as-is” basis and the property is complete and habitable on the date of origination. The appraiser was licensed and used required appraisal forms.

C

•  The loan does not substantially meet every applicable stated guideline for the program and

•  Significant layered risks exist; and/or

•  There are weak or no compensating factors for exceptions to the guidelines.

•  The borrower’s ability and willingness to repay is questionable.

•  Occupancy status, employment, income or assets are unreasonable or not supported.

•  There is a material likelihood of fraud.

•  The loan is listed as a Qualified Mortgage, but does not satisfy the conditions for Qualified Mortgage eligibility (but does satisfy the ATR rules.)

•  Valuation cannot be supported by the home valuations obtained through NADA or Data Comp for non-Qualified Mortgages or the invoice and allowable site improvements for Qualified Mortgages.

•  The appraised value is not supported within 10% of the original appraisal. The valuation method used did not meet the stated guidelines and there were not sufficient reasonable factors for exceeding stated guidelines. The property is in below average condition or is not or requires substantial repairs. The appraiser was not licensed and did not use required appraisal forms.

D

•  RegSol did not receive the loan file, or the loan file is incomplete and the information in it is insufficient to perform the basic review.

•  The appraisal was missing or there was not sufficient documentation to perform a review of the valuation.

Risk	Compliance Grading
A

•  The loan is in substantial compliance with all applicable laws and regulations.

•  When legally required, a benefit to the borrower exists and is documented.

•  The legal documents accurately reflect the agreed upon loan terms and have been executed by all of the borrowers.

•  All funds are completely disbursed in full.

•  The originator has verified and clearly documented the borrower’s ability to repay or the loan meets Qualified Mortgage eligibility.

B

•  When legally required, a benefit to the borrower exists and is documented.

•  A violation of law or regulation exists, but does not and will not have a material adverse impact on the loan.

•  The loan is missing a required disclosure, but this does not and will not have a material adverse impact on the loan.

C	• The loan terms violate one or more applicable laws and regulations, which could have a material adverse impact on the loan.

Risk	Compliance Grading

•  The loan is missing required disclosures, which could have a material adverse impact on the loan.

•  The legal documents in the loan file do not accurately reflect the agreed upon loan terms.

•  Not all of the borrowers signed the legal documents although the loan was approved based on the income and assets from all borrowers.

•  Funds have not been disbursed, and the file does not include a written explanation that is consistent with prudent origination practices.

•  Compliance with ATR rules or Qualified Mortgage eligibility is not established or documented in a manner that is consistent with prudent origination practices.

D	• The loan file or legal documents were not delivered to the reviewer for basic review.

RegSol Red Flag ratings for any exceptions are not weighted by RegSol. Any Red Flag or None rating on any exception was changed to an A rating for purposes of this review. The Red Flag ratings are considered notes to the file that should be reviewed by Cascade for best practices and/or failed reverification orders that do not need to be cleared or responded to. None ratings are informational comments only or issues where Cascade and RegSol have agreed to disagree. Occasionally, reverification orders are returned that required ratings that are more serious in nature than a note to the file. When RegSol receives a reverification response regarding income, asset, employment or credit file documentation requiring further investigation, the risk rating used is not a Red Flag, but misrepresentation. It is up to Cascade to review the exception to determine if further investigation is needed.

Assumptions: At Cascade’s request, RegSol assumed or was directed to comply with the following in its review of Cascade’s loan files:

1.	The Flood Certification Fee, Credit Report Fee, NADA Valuation Fee and/or Appraisal Fee may be reduced by Cascade managers on certain loan files in order to reconcile cash to close.

2.

The Delivery Certification and Modification of Promissory Note and Security Agreement are signed by the borrower when the home is delivered and funds are disbursed. The date triggers the Verbal/Funding VOE.

3.	The Executive Agreement is executed by the Home Community and the Lender and a copy is not required to be placed in the loan file.

4.	Origination fees may be lowered by Cascade to ensure the loan is not considered “high cost.”

5.

Cascade’s standard manufactured home promissory note for manufactured home loans has a provision at the end for “For Persons with No Personal Liability on the Note” in which a non-purchasing spouse who is not a party to the actual loan agrees to subordinate any interest they may have in the home to Cascade’s security interest. Where a non-purchasing spouse is not available, this signature is not obtained. (This can occur where, for example, when the spouses have not communicated with each other in some time.) Cascade has determined that not obtaining this signature should not prevent Cascade from taking possession of the collateral and selling it.

6.

Non-married co-borrowers jointly purchasing a home, may separately execute the note for the loan. This can result in Cascade having two promissory notes for the same loan, which are identical except for the names of the borrowers. Cascade has determined that this should not affect the legal enforceability of the obligation or the credit quality of the loan.

7.

The list of accessories (range, refrigerator, washer, dryer, skirting) financed under the promissory notes does not always match the list of accessories on the Purchase/Sales worksheets and/or invoices in the loan files. Cascade has determined that these errors are the responsibility of the dealers and the values of the accessories are not considered to have material value at time of repossession.

8.	Cascade does not require HUD tags and photos of the home on delivery and installation of manufactured home loans.

9.

A tolerance of up to 4 feet on the length/width of the manufactured home has been established by Cascade as a tolerance for purposes of the description of the manufactured home on the promissory notes and other documents.

10.	For home price report purposes, Cascade has established a tolerance of up to 1 year for the model of the home provided the subject manufactured home is a newer model.

11.	Cascade has established a policy of using a VEP 2 for the basis of its calculations on the worksheets in the loan files in the event the VEP is not listed on an invoice.

12.

Cascade accepts variances in insurance premium amounts after the promissory note is signed. Adjustments to escrow are addressed by Cascade at the time of the annual escrow analysis and corrections are made after a full year period.

13.

Cascade accepts the accuracy of the home description, property address, and legal description on the Delivery Certification if there is conflicting information on other loan file documentation including the promissory note.

14.	All Cascade manufactured housing loans are higher priced mortgage loans under federal law, but are not high cost loans under federal or state laws, rules, and regulations.

15.	Cascade has directed RegSol not order tax transcripts on manufactured land home loans.

16.	Cascade runs the Appraisal Vendor Management provider through exclusionary list searches instead of the transaction appraiser’s company name.

17.	Cascade has directed that RegSol only order field appraisals on 10% of FHA manufactured land home loans. Field appraisals are not required by Cascade on Cascade portfolio manufactured land home loans.

18.

Cascade guidelines allow portfolio manufactured land home loans that do not meet the Ability to Repay/Qualified Mortgage requirements to be originated and closed provided the loan meets USPAP appraisal requirements.

RegSol did not independently verify any assumptions or directions made, provided, or assumed by Cascade. Any approved exceptions or waivers (including supporting documentation) by Cascade, to any guidelines or policies were verified by RegSol.

SUMMARY OF FINDINGS AND CONCLUSIONS OF REVIEW

RegSol’s review of Cascade’s loan files and its findings are dependent on the receipt of complete and accurate data from Cascade and any third parties on which RegSol relied, as noted in its reviews. RegSol’s review of state laws was performed on manufactured home loans only to the extent that Cascade requested. There can be no assurance that the reviews performed by RegSol uncovered all of the facts relating to the origination of any loan. As a result, RegSol’s determination of any loan’s substantial compliance with the laws, rules, and regulations, is qualified by the facts provided to RegSol.

Any decisions as to whether to purchase or enter into a transaction related to any of these loans, any investment strategy, and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, should be made solely by Cascade, or other agreed upon party, that has engaged RegSol to prepare this report pursuant to its instructions and guidelines. Cascade, or any other agreed upon party, acknowledges and agrees that the risk ratings applied by RegSol are designed to identify potential risk and Cascade or other agreed upon party, assumes sole responsibility for determining the suitability of the information summarized in this report for its particular use. RegSol does not make any representation or warranty as to the value of the collateral for any loan or loans that have been reviewed by RegSol.

The findings set forth in this report prepared by RegSol do not constitute legal advice or opinions. RegSol is not a law firm, although RegSol does have on staff individuals who are also licensed as attorneys.

OVERALL SUMMARY RESULTS

The tables below summarize the overall initial and final risk ratings for the 270 loans reviewed by RegSol.

All Loans
	Initial	Final	Initial Average	Final Average
A	117	139	43.33%	51.48%
B	137	131	50.74%	48.52%
C	14	0	5.19%	0.00%
D	4	0	1.48%	0.00%

Loans that did not have any exceptions; have a final overall rating of A.

The following tables set forth the initial and final risk ratings for Compliance, Credit, Title and Perfecting, and Property Valuation/Appraisals. Please note loans may have exceptions in more than one category.

COMPLIANCE RESULTS SUMMARY

Compliance Exceptions
	Initial	Final	Initial Average	Final Average
A	1	26	0.37%	9.63%
B	179	164	66.30%	60.74%
C	6	0	2.22%	0.00%
D	4	0	1.48%	0.00%

CREDIT RESULTS SUMMARY

Credit Exceptions
	Initial	Final	Initial Average	Final Average
A	14	89	5.19%	32.96%
B	157	94	58.15%	34.81%
C	12	0	4.44%	0.00%
D	0	0	0.00%	0.00%

TITLE & PERFECTING EXCEPTIONS

T&P Compliance Exceptions
	Initial	Final	Initial Average	Final Average
A	83	100	30.74%	37.04%
B	12	6	4.44%	2.22%
C	14	3	5.19%	1.11%
D	1	1	0.37%	0.37%

Note: The Titling and Perfecting table covers the period from June 2018 through January 2022 only.

PROPERTY VALUATION/APPRAISAL RESULTS SUMMARY

Valuation – Credit Exceptions
	Initial	Final	Initial Average	Final Average
A	0	0	0.00%	0.00%
B	0	0	0.00%	0.00%
C	0	0	0.00%	0.00%
D	0	0	0.00%	0.00%

Valuation – Compliance Exceptions
	Initial	Final	Initial Average	Final Average
A	0	3	0.00%	1.11%
B	2	0	0.74%	0.00%
C	1	0	0.37%	0.00%
D	0	0	0.00%	0.00%